UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _______________________________________________

FORM 8-K

  _______________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

   _______________________________________________

Lowell Farms Inc.
(Exact name of registrant as specified in its charter)

  _______________________________________________

British Columbia, Canada	000-56254	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

19 Quail Run Circle, Suite B

Salinas, California 93907

(Address of principal executive offices)

(831) 998-8214

(Registrant’s telephone number, including area code)

  _______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lowell Farms Inc. (the “Company”) held its Annual General Meeting of Shareholders on June 22, 2023 (“Annual Meeting”). At the Annual Meeting, shareholders of the Company approved an amendment (the “Plan Amendment”) to the Indus Holdings, Inc. 2019 Stock and Incentive Plan, as amended (the “Plan”) to increase the number of Subordinate Voting Shares authorized for issuance under the Plan by 10,000,000 shares from 13,205,932 to 23,205,932 shares of the Company’s Subordinate Voting Shares (the “Subordinate Voting Shares”). The Plan Amendment was previously approved by the Compensation and Corporate Governance Committee and the Board of Directors of the Company (the “Board”) in May 2023 subject to shareholder approval. The principal purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and nonemployee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the shareholders. The Plan is currently administered by the Compensation and Corporate Governance Committee of the Board.

The description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the material terms and conditions of the Plan Amendment set forth in Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 1, 2023 (the “Proxy Statement”), and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted on by the shareholders at the Annual Meeting: (i) the election of six directors for the forthcoming year from the nominees proposed by the Board, (ii) the appointment of GreenGrowth CPAs as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement, and (iii) the amendment of the Plan as described in the Proxy Statement. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1 – the election of six directors for the forthcoming year from the nominees proposed by the Board of the Company.

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Mark Ainsworth	205,649,477	178,588	15,749,245
Ann Lawrence	205,633,408	194,657	15,749,245
William Anton	205,631,382	196,683	15,749,245
Brian Shure	205,651,557	176,508	15,749,245
Jeffrey Monat	205,650,282	177,783	15,749,245
Summer Frein	205,666,101	161,964	15,749,245

Proposal 2 – the appointment of GreenGrowth CPAs as auditors for the Corporation and the authorization of the Board to fix the auditors’ remuneration and terms of engagement.

Votes For	Votes Withheld	Broker Non-Vote
221,283,023	294,287	0

Proposal 3 – the amendment of the Company’s Plan

Votes For	Votes Against	Broker Non-Vote
205,287,694	540,371	15,749,245

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023	Lowell Farms Inc.

	By:	/s/ Mark Ainsworth
Mark Ainsworth
Chief Executive Officer

3